Exhibit 10.25

AMENDMENT TO INTERIM CHIEF OPERATING OFFICER AGREEMENT

THIS AMENDMENT TO INTERIM CHIEF OPERATING OFFICER AGREEMENT (this “Amendment”), is made this 15th day of January, 2015 (the “Effective Date”), by and among AmpliPhi Biosciences, a Washington corporation (the “Company”) and Wendy S. Johnson (the “Consultant”).

WHEREAS, the Consultant and the Company are a party to that certain Interim Chief Operating Officer Agreement, dated as of September 18, 2014 (the “Agreement”);

WHEREAS, the Company and Consultant desire to amend the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

1. Paragraph 6(a) of the Agreement is hereby amended by replacing the reference to “December 31, 2014” with “March 31, 2015.”

2. Section 2(A) of Exhibit A is hereby amended and restated in its entirety as follows:

“2. Compensation

A. The Company will compensate Consultant at a rate of $20,000 per month, payable on in equal parts on the 1st and 15th of each month (or the next business day if such day is a weekend or holiday), during the term of this Agreement.”

3. This Amendment represents the complete and total understanding of the parties with respect to the content thereof, and cannot be modified or altered except if done so in writing, executed by all parties.

4. This Amendment shall in no way modify, alter, change or otherwise delete any provision of the Agreement, unless specifically done so by the terms of this Amendment, and all the remaining provisions of the Agreement shall remain in full force and effect. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date written below and upon full execution by all parties, this Amendment shall be effective as set forth in Section 1 above.

CONSULTANT:

/s/ Wendy S. Johnson__________________

Name: Wendy S. Johnson

COMPANY:

AMPLIPHI BIOSCIENCES CORPORATION, a Washington corporation

By: /s/ Jeremy Curnock Cook_________

Name: Jeremy Curnock Cook

Title:	Chairman and Interim Chief Executive Officer

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